UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2026

SmartKem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42115	85-1083654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Germay Drive, Unit 4 #1029

Wilmington, DE, 19804

(Address of principal executive offices, including zip code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SMTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b - 2 of the Securities Exchange Act of 1934 (§240.12b - 2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On August 19, 2026, SmartKem, Inc. (the “Company”) announced that it will proceed with a 1-for-50 reverse stock split (the “Reverse Split”) of its issued and outstanding shares of common stock, par value $0.0001, following authorization by shareholders at the company’s Annual Meeting of Shareholders held June 23, 2026. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The Reverse Split will be effective after the market closes on August 20, 2026, and will begin trading on a post-split basis on The Nasdaq Stock Market LLC at market open on August 21, 2026. In conjunction with the Reverse Split, the CUSIP number will be changed to 83193D302. There will be no change to the par value of the Company’s common stock. The Reverse Split will affect all stockholders uniformly and will not affect any stockholder's ownership percentage of the Company's shares with the exception of those holders of fractional shares. No fractional shares will be issued in connection with the Reverse Split. The Company will issue one whole share of common stock to any stockholder who would have been entitled to receive a fractional share of common stock due to the Reverse Split. Each holder of common stock will hold the same percentage of the outstanding common stock immediately following the Reverse Split as that stockholder did immediately before the Reverse Split, except for adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. Proportionate adjustments will be made to the number of shares of common stock underlying the Company’s outstanding equity awards, warrants, and the maximum number of shares issuable under its equity incentive plans, as well as the exercise or conversion price, as applicable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits	Description
99.1	Press Release dated August 19, 2026
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTKEM, INC.

Dated: August 19, 2026	By:	/s/ Barbra C. Keck
Barbra C. Keck
Chief Financial Officer